UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ________________________

FORM 8-K

 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 14, 2017

OrangeHook, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300

Wayzata, Minnesota 55391

 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665

 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2017, OrangeHook, Inc., a Florida corporation (the “Company”), issued a press release. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Safe Harbor Statement:

This report contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, business strategies, competitive position, potential growth opportunities, potential operating performance improvements, or potential benefits resulting from its anticipated involvement with the Colombian National Victim Repair Unit initiative. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “will,” “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in such forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements. You should not put undue reliance on any forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release of OrangeHook, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrangeHook, Inc.

Date: March 14, 2017	By:	/s/ James Mandel
James Mandel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of OrangeHook, Inc.